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                                                                    EXHIBIT 10.2


                             AMENDMENT NUMBER ONE TO
                        HAVERTY FURNITURE COMPANIES, INC.
                             1998 STOCK OPTION PLAN

         The 1998 Stock Option Plan of Haverty Companies, Inc. is hereby amended as follows:

                  Section 4 of the Plan, entitled "Shares Reserved for the Plan," shall be amended by deleting the second sentence of such Section 4 and substituting the following new sentence therefor:

                           `The maximum number of Shares which shall be reserved
                  and made available for sale under the Plan shall be 4,000,000 (giving effect to the August 25, 1999 stock split); provided, however, that such shares shall be subject to the adjustments provided in Section 8(h).'

         All other provisions of the Plan shall continue in full force and effect, and the foregoing amendment shall be effective on the date that such amendment is approved by the Company's stockholders.